Exhibit 10.4

                      PHARMAMATRIX ACQUISITION CORPORATION




                                        May 18, 2005




Pharmamatrix, Inc.
934 S. Southlake Drive
Hollywood, Florida 33019

Gentlemen:

       This letter will confirm our agreement, that commencing on the effective date ("Effective Date") of the registration statement of the initial public offering ("IPO") of the securities of Pharmamatrix Acquisition Corporation ("Company") and continuing until the consummation by the Company of a "Business Combination" (as described in the Company's IPO prospectus), Pharmamatrix, Inc. ("Pharmamatrix") shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in the South Florida area as may be required by the Company from time to time, situated at 934 S. Southlake Drive, Hollywood, Florida 33019 (or any successor location). In exchange therefor, the Company shall pay to Pharmamatrix the sum of $7,500 per month (the "Fee") on the Effective Date and continuing monthly thereafter.

                                        Very truly yours,

                                        PHARMAMATRIX ACQUISITION
                                        CORPORATION

                                        By:  /s/   HAROLD S. BLUE
                                            --------------------------
                                        Name: Harold S. Blue
                                        Title: Chief Financial Officer




AGREED TO AND ACCEPTED BY:

PHARMAMATRIX , INC.

By:   /s/  NORMAN M. MEIER
    ---------------------------------
      Name:  Norman M. Meier
      Title:  Chief Executive Officer